UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05468

Exact name of registrant as specified in charter:	The High Yield Plus Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	3/31/2007

Date of reporting period:	9/30/2006

Item 1 – Reports to Stockholders

The High Yield Plus Fund, Inc.

SEMI-ANNUAL REPORT

September 30, 2006

Directors

Linda W. Bynoe

David E. A. Carson

Robert F. Gunia

Robert E. La Blanc

Douglas H. McCorkindale

Richard A. Redeker

Judy A. Rice

Robin B. Smith

Stephen G. Stoneburn

Clay T. Whitehead

Investment Advisor

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Custodian

PFPC Trust Company

400 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

Computershare Shareholder Services

P.O. Box 43011

Providence, RI 02940-3011

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that The High Yield Plus Fund, Inc. (the “Fund”) may purchase, from time to time, shares of its common stock at market prices.

The accompanying financial statements as of September 30, 2006 were not audited and, accordingly, no opinion is expressed on them.

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The High Yield Plus Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

For information call toll-free (800) 451-6788

CUSIP 429906100    NYSE Ticker HYP

HYPS

Letter To Shareholders	September 30, 2006

Dear Shareholder:

Market Update

The high yield market posted a positive 3.7% return for the six month period ended September 30, 2006, as measured by the Lehman Brothers High Yield 2% Capped Index (the “Index”), which performed similarly to investment-grade bonds as measured by the Lehman Brothers Aggregate Index. Within the high yield market, triple-C rated securities outperformed the broader market with a 6.1% return.

High Yield performance has been remarkably strong in 2006, outperforming duration-equivalent Treasuries by 4.7% through the end of September. The 3.8% quarterly total return of the Index was the best quarterly performance since the final three months of 2004. Year to date, the 6.4% total return of the Index is solidly ahead of the Lehman U.S. Credit Index (+2.9%) and only slightly behind the return for the S&P 500 (+8.5%). Of note, this performance has come despite new issue supply, which has been running 20% ahead of 2005 levels.

The default rate for high yield debt continues to run below its longer-term averages. According to Moody’s, the trailing twelve month global speculative-grade default rate was 1.5% as of October. Moody’s is predicting only a “marginal rise” in corporate defaults over the next year. Quality spreads remain near historical tights as double-B and triple-C spreads have tightened over the past quarter. While single-B quality spreads have widened from their all–time tights, the spread between double-Bs and single-Bs remains near historic lows, reinforcing our belief that investors are not being paid to take on the additional risk of the single-Bs. We continue to target a credit barbell strategy as we believe that double-B and triple-C credits offer a better risk/reward than single-B credits.

Fund Performance

The Fund’s total returns for periods ended September 30, 2006 are shown in the following table. For comparison, we have also provided the returns of the Index, the Lehman Brothers High Yield Index, and the Lipper Closed-End Leveraged High Yield category, an average of 29 closed-end high yield leveraged funds; we would note that the degree of leverage varies substantially amongst the funds in the group and can affect performance.

	6 Mos	1 Yr	3 Yrs*

High Yield Plus Fund (NAV)	3.5%	6.5%	9.2%
Lipper Closed-End Leveraged High Current Yield	4.0	8.6	11.9
Lehman Brothers High Yield 2 % Issuer Capped Index	3.7	7.2	8.8
Lehman Brothers High Yield Index	4.3	8.1	9.1

*	Annualized

The Fund is leveraged and had $26.0 million in loans outstanding as of September 30, 2006, $1.5 million less than the Fund’s March 31, 2006 fiscal year-end. Borrowings fluctuate depending on investment outlook and opportunities. As of September 30, 2006, the Fund’s shares were priced at $3.40. This price reflected a discount of 8.4% to the Fund’s net asset value of $3.71 per share. (On average, the funds in the Lipper Leveraged Closed End universe were trading at a discount of 0.3% as of September 30, 2006.) On

September 30, 2006, the Fund’s monthly dividend rate of $0.025 per share equated to an annualized yield of 8.82% relative to the Fund’s stock price.

The top contributing sectors for the past six months were driven by strong security selection and included Automotive, Utilities, and Diversified Manufacturing. An overweight to the Media–Cable and Tobacco sectors also positively contributed to performance. The Technology, Healthcare, and Pharmaceuticals sectors detracted the most from relative results. From a quality perspective, our double-B rated securities were the largest contributors to performance whereas our single-B rated securities were the largest detractors. An underweight to triple-C rated securities also detracted from performance.

We have maintained or increased our overweights to the Media–Cable, Construction Machinery, and Healthcare/Pharmaceutical industries. We have also marginally increased the Fund’s risk profile and yield as we believe the market should stay relatively strong with a solid economic backdrop, strong corporate balance sheets and a sustained low level of defaults.

As always, we appreciate your interest in the Fund.

Sincerely yours,

Earl McEvoy

Portfolio Manager

Senior Vice President

Wellington Management Company, LLP

Portfolio of Investments as of September 30, 2006 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS—139.7%
CORPORATE BONDS—137.4%
Aerospace/Defense—2.3%

Argo-Tech Corp., Sr. Notes	B2	9.25%	06/01/11	$410	$426,400
Hawk Corp., Sr. Notes	B3	8.75	11/01/14	220	217,800
L-3 Communications Corp., Sr. Sub. Notes	Ba3	5.875	01/15/15	140	133,000
L-3 Communications Corp., Sr. Sub. Notes	Ba3	7.625	06/15/12	75	77,250
Sequa Corp., Sr. Notes.	B2	9.00	08/01/09	500	530,625

					1,385,075
Automotive—10.5%

Adesa Inc., Sr. Sub. Notes	B1	7.625	06/15/12	310	305,350
Ford Motor Co., Notes	B3	7.45	07/16/31	720	556,200
Ford Motor Credit Co., Notes	Ba1	6.625	06/16/08	275	270,842
Ford Motor Credit Co., Notes	B1	7.00	10/01/13	725	672,683
Ford Motor Credit Co., Notes	Ba1	9.957	04/15/12	880	920,834
General Motors Acceptance Corp., Bonds	Ba1	8.00	11/01/31	2,085	2,180,036
General Motors Acceptance Corp., Notes	Ba1	6.875	08/28/12	110	108,878
General Motors Corp., Debs.	Caa1	8.375	07/15/33	535	462,775
J.B. Poindexter & Co., Inc., Gtd. Notes	B3	8.75	03/15/14	440	363,000
TRW Automotive, Inc., Sr. Sub. Notes	B1	11.00	02/15/13	198	215,820
Visteon Corp., Sr. Notes	Caa1	7.00	03/10/14	250	223,750

					6,280,168
Building Materials—0.8%

Goodman Global Holdings, Sr. Sub. Notes	B3	7.875	12/15/12	480	457,200
Chemicals—3.0%

Equistar Chemical Funding, Sr. Notes	B1	10.625	05/01/11	355	380,738
Equistar Chemicals LP, Gtd. Notes	B1	10.125	09/01/08	60	63,525
IMC Global, Inc., Debs. Notes	Ba3	10.875	06/01/08	125	133,281
IMC Global, Inc., Gtd. Notes	Ba3	11.25	06/01/11	835	881,969
IMC Global, Inc., Notes	B2	7.30	01/15/28	100	88,875
Millennium America, Inc., Gtd. Notes	B1	9.25	06/15/08	210	216,300

					1,764,688
Construction Machinery—6.8%

Ahern Rentals Inc., Co., Gtd. Notes	B3	9.25	08/15/13	625	640,625
Ashtead Capital Inc., Notes, 144A	B3	9.00	08/15/16	355	369,200
Ashtead Holdings PLC, Sec’d. Notes, 144A (United Kingdom)	B3	8.625	08/01/15	75	76,125

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2006 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Construction Machinery (cont’d.)

Case New Holland, Inc., Sr. Notes	Ba3	7.125%	03/01/14	$280	$281,050
Case New Holland, Inc., Sr. Notes	Ba3	9.25	08/01/11	635	673,100
Neff Rental /Neff Finance Corp., Sec’d. Notes, 144A	Caa1	11.25	06/15/12	675	729,000
Sunstate Equipment Co., Bonds, 144A	B3	10.50	04/01/13	415	430,562
United Rentals Inc., Notes, 144A	B3	7.00	02/15/14	460	432,400
United Rentals North America, Inc., Sr. Sub. Notes	B1	6.50	02/15/12	465	448,725

					4,080,787
Consumer Cyclical-Services—1.3%

Insurance Auto Auctions, Inc., Gtd. Notes	Caa1	11.00	04/01/13	230	228,850
Service Corp. International, Sr. Notes	B1	8.00	06/15/17	355	339,912
Service Corp. International, Sr. Notes, 144A	B1	6.75	04/01/16	100	95,875
Service Corp. International, Sr. Notes, 144A	B1	7.375	10/01/14	45	45,281
Service Corp. International, Sr. Notes, 144A	B1	7.625	10/01/18	50	50,313

					760,231
Diversified Manufacturing—0.5%

Invensys PLC, Sr. Notes, 144A (United Kingdom)	B2	9.875	03/15/11	273	294,840
Energy—6.0%

Chesapeake Energy Corp., Gtd. Notes	Ba2	7.75	01/15/15	265	270,300
Chesapeake Energy Corp., Sr. Notes	Ba2	6.875	01/15/16	175	171,062
Delta Petroleum Corp., Gtd. Notes	Caa2	7.00	04/01/15	1,175	1,081,000
Exco Resources, Inc., Gtd. Notes	B3	7.25	01/15/11	230	224,825
Giant Industries, Inc., Gtd. Notes	B2	11.00	05/15/12	347	374,760
Newfield Exploration Co., Sr. Sub. Notes	Ba3	6.625	04/15/16	220	213,950
Pioneer Natural Resources Co., Bonds	Ba1	6.875	05/01/18	225	224,841
Plains Exploration & Production Co., Sr. Sub Notes	B1	8.75	07/01/12	45	47,588
Pride International, Inc., Sr. Notes	Ba2	7.375	07/15/14	295	303,850
Range Resources Corp., Gtd. Notes	B1	6.375	03/15/15	80	76,000
Western Oil Sands, Inc., Sec’d. Notes (Canada)	Ba3	8.375	05/01/12	200	214,500
Whiting Petroleum Corp., Sr. Sub. Notes	B2	7.25	05/01/12- 05/01/13	400	392,000

					3,594,676
Entertainment & Leisure—1.5%

AMC Entertainment, Inc., Gtd. Notes	B2	8.625	08/15/12	220	227,150
AMC Entertainment, Inc., Gtd. Notes	B3	11.00	02/01/16	400	436,000
AMC Entertainment, Inc., Sr. Sub. Notes	B3	8.00	03/01/14	240	225,600

					888,750

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2006 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Financial Institutions—2.2%

Chevy Chase Bank FSB, Sub. Notes	Ba2	6.875%	12/01/13	$190	$190,000
E*Trade Financial Corp., Sr. Notes	Ba2	7.375	09/15/13	120	122,700
E*Trade Financial Corp., Sr. Notes	Ba2	8.00	06/15/11	220	227,700
Provident Cos., Inc., Sr. Notes	Ba1	7.00	07/15/18	105	108,015
Rouse Co. LP, Sr. Notes, 144A	Ba1	6.75	05/01/13	445	444,712
UnumProvident Corp., Debs.	Ba1	7.375	06/15/32	15	15,598
UnumProvident Corp., Notes	Ba1	6.75	12/15/28	145	140,356
UnumProvident Corp., Sr. Notes	Ba1	7.625	03/01/11	47	50,142

					1,299,223
Food & Beverage—1.1%

Constellation Brands, Inc.	Ba2	7.25	09/01/16	635	642,144
Gaming—8.9%

Aztar Corp., Sr. Sub. Notes	Ba3	9.00	08/15/11	200	208,750
Boyd Gaming Corp., Sr. Sub. Notes	Ba3	7.75	12/15/12	165	169,331
Boyd Gaming Corp., Sr. Sub. Notes	Ba3	8.75	04/15/12	30	31,500
Caesars Entertainment, Inc., Sr. Sub. Notes	Baa3	7.00	04/15/13	135	138,785
Caesars Entertainment, Inc., Sr. Sub. Notes	Ba1	8.125	05/15/11	375	395,625
Majestic Star Casino LLC / Majestic Star Casino Capital Corp. Sec’d Notes, 144A	Caa1	9.75	01/15/11	420	408,975
Mandalay Resort Group, Sr. Sub. Notes	B1	9.375	02/15/10	375	400,781
MGM Mirage, Inc., Gtd. Notes	Ba2	8.50	09/15/10	510	542,512
MGM Mirage, Inc., Notes	Ba2	6.00	10/01/09	205	202,438
Mohegan Tribal Gaming Authority, Sr. Notes	Baa2	6.125	02/15/13	135	131,963
OED Corp./DIAMOND LLC, Gtd. Notes	B3	8.75	04/15/12	235	235,000
River Rock Entertainment Authority, Sr. Notes	B2	9.75	11/01/11	415	440,937
Riviera Holdings Corp., Gtd. Notes	B2	11.00	06/15/10	625	659,375
Station Casinos, Inc., Sr. Sub. Notes	Ba3	6.50	02/01/14	105	98,306
Virgin River Casino Corp./RBG LLC/B&BB, Inc., Sec’d. Notes	B2	9.00	01/15/12	850	862,750
Wynn Las Vegas LLC, Notes	B1	6.625	12/01/14	400	388,000

					5,315,028
Healthcare—9.6%

CDRV Investors, Inc., Sr. Disc. Notes, Zero Coupon (until 1/01/10)	Caa2	9.63(a)	01/01/15	1,145	847,300
Davita, Inc., Gtd. Notes	B2	6.625	03/15/13	130	126,913
Davita, Inc., Gtd. Notes	B3	7.25	03/15/15	130	127,725
Fisher Scientific International, Inc., Sr. Sub. Notes	Ba2	6.75	08/15/14	140	142,450
HCA, Inc., Notes	Ba2	7.50	11/06/33	355	276,900
HCA, Inc., Sr. Notes	Ba2	5.75	03/15/14	85	66,725
HCA, Inc., Sr. Sec’d. Notes	Ba2	6.375	01/15/15	1,715	1,384,862

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2006 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Healthcare (cont’d.)

Insight Health Services	NR	10.739%	11/01/11	$465	$393,506
Omnicare, Inc., Sr. Sub. Notes	Ba2	6.125	06/01/13	70	66,150
Tenet Healthcare Corp., Sr. Notes	Caa1	9.25	02/01/15	60	57,750
Tenet Healthcare Corp., Sr. Notes	Caa1	9.875	07/01/14	975	971,344
Tenet Healthcare Corp., Sr. Notes, 144A	Caa1	6.50	06/01/12	65	56,794
Tenet Healthcare Corp., Sr. Unsec’d. Notes	Caa1	7.375	02/01/13	70	63,088
Triad Hospitals, Inc., Sr. Sub. Notes	B3	7.00	05/15/12- 11/15/13	680	668,887
Ventas Realty LP / Ventas Capital Corp., Gtd. Notes	Ba2	6.75	06/01/10	60	61,050
Ventas Realty LP / Ventas Capital Corp., Sr. Notes	Ba2	6.625	10/15/14	215	215,537
Ventas Realty LP / Ventas Capital Corp., Sr. Notes	Ba2	7.125	06/01/15	185	190,319

					5,717,300
Home Construction—0.9%

Ashton Woods USA, LLC, Sr. Sub. Notes	B3	9.50	10/01/15	490	423,850
D.R. Horton, Inc., Sr. Sub. Notes	Ba1	9.75	09/15/10	110	120,860

					544,710
Industrial Other—2.2%

ALH Finance LLC, Sr. Sub. Notes	B3	8.50	01/15/13	470	459,425
Blount, Inc., Sr. Sub. Notes	B2	8.875	08/01/12	420	418,950
FastenTech, Inc., Gtd. Notes	B3	11.50	05/01/11	430	447,200

					1,325,575
Lodging—0.5%

Host Marriott LP, Sr. Notes	Ba2	7.125	11/01/13	100	101,250
Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes	Baa3	7.875	05/01/12	205	215,250

					316,500
Media-Cable—11.0%

Cablevision Systems Corp., Sr. Notes	B3	8.00	04/15/12	555	561,937
CCH I LLC, Sec’d. Notes	Caa2	11.00	10/01/15	2,030	1,847,300
CSC Holdings, Inc., Debs.	B2	7.625	07/15/18	340	348,075
CSC Holdings, Inc., Debs.	B2	7.875	02/15/18	585	606,937
CSC Holdings, Inc., Sr. Notes	B2	8.125	07/15/09	720	745,200
Frontiervision LP, Sr. Sub. Notes (d)	NR	11.00	10/15/06	295	427,013
Insight Midwest LP, Sr. Notes	B2	10.50	11/01/10	400	414,000
Mediacom Broadband LLC, Sr. Notes, 144A	NR	8.50	09/01/15	200	198,500
Mediacom Broadband LLC, Sr. Notes	B3	8.50	10/15/15	860	854,625
Rogers Cable, Inc., Bonds (Canada)	Ba2	8.75	05/01/32	80	94,400
Rogers Cable, Inc., Sec’d. Notes (Canada)	Ba2	6.25	06/15/13	370	365,375

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2006 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Media-Cable (cont’d.)

Rogers Cable, Inc., Sec’d. Notes (Canada)	Ba2	6.75%	03/15/15	$60	$60,600
Shaw Communications, Inc., Sr. Notes (Canada)	Ba2	7.25	04/06/11	15	15,338
Shaw Communications, Inc., Sr. Notes (Canada)	Ba2	8.25	04/11/10	30	31,650

					6,570,950
Media-Non Cable—8.6%

CanWest Media, Inc., Gtd. Notes (Canada)	B2	8.00	09/15/12	325	320,937
Dex Media West LLC, Sr. Sub. Notes	B2	9.875	08/15/13	590	637,200
Intelsat Bermuda Ltd., 144A (Bermuda)	Caa1	11.64	06/15/13	260	273,000
Intelsat Ltd., Notes (Bermuda)	Caa1	7.625	04/15/12	240	210,000
Intelsat Ltd., Sr. Notes (Bermuda)	Caa1	5.25	11/01/08	105	100,800
Intelsat Subsidiary Holding Co. Ltd., Gtd. Notes (Bermuda)	B2	8.625	01/15/15	205	209,612
Intelsat Subsidiary Holding Co. Ltd., Sr. Notes (Bermuda)	B2	8.25	01/15/13	380	384,750
LBI Media, Inc., Gtd. Notes	B2	10.125	07/15/12	10	10,525
Liberty Media Corp., Debs.	Ba1	8.25	02/01/30	215	214,606
Liberty Media Corp., Sr. Notes	Ba2	5.70	05/15/13	140	132,107
PanAmSat Corp., Gtd. Notes	B2	9.00	08/15/14	67	69,178
Quebecor Media, Sr. Notes (Canada)	B2	7.75	03/15/16	480	480,600
R.H. Donnelley Corp., Sr. Disc. Notes	B3	6.875	01/15/13	1,000	912,501
R.H. Donnelley Corp., Sr. Notes	B3	8.875	01/15/16	700	701,750
Sinclair Broadcast Group, Inc., Gtd. Notes	Ba3	8.00	03/15/12	230	233,162
Sinclair Broadcast Group, Inc., Gtd. Notes	Ba3	8.75	12/15/11	210	218,925

					5,109,653
Metals—3.7%

Arch Western Finance LLC, Sr. Notes	B1	6.75	07/01/13	220	211,200
International Steel Group, Sr. Notes	Ba1	6.50	04/15/14	870	859,125
Massey Energy Co., Sr. Notes	B2	6.625	11/15/10	95	92,625
Neenah Corp., Sec’d. Notes, 144A	B2	11.00	09/30/10	205	221,400
Novelis, Inc., Sr. Notes, 144A (Canada)	B3	8.25	02/15/15	325	308,750
Peabody Energy Corp., Gtd. Notes	Ba1	6.875	03/15/13	100	98,500
Steel Dynamics, Inc., Sr. Notes	Ba2	9.50	03/15/09	200	206,662
United States Steel Corp., Sr. Notes	Ba1	10.75	08/01/08	200	216,250

					2,214,512
Packaging—2.4%

Ball Corp., Gtd. Notes	Ba1	6.625	03/15/18	125	122,813
Crown Americas LLC, Sr. Notes	B1	7.625	11/15/13	225	227,813
Crown Americas LLC, Sr. Notes	B1	7.75	11/15/15	225	226,125
Owens-Brockway Glass Containers, Inc., Gtd. Notes	Ba2	8.875	02/15/09	815	837,412

					1,414,163

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2006 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Paper—2.3%

Bowater Canada Finance, Gtd. Notes (Canada)	B2	7.95%	11/15/11	$175	$167,125
Bowater, Inc., Notes	B2	6.50	06/15/13	280	248,500
Jefferson Smurfit Corp., Gtd. Notes	B2	7.50	06/01/13	155	142,988
Neenah Paper, Inc., Sr. Notes	B2	7.375	11/15/14	455	426,562
P.H. Glatfelter, Gtd. Notes, 144A	Ba1	7.125	05/01/16	40	39,003
Smurfit-Stone Container Enterprises, Inc., Sr. Notes	B2	8.375	07/01/12	355	340,800

					1,364,978
Pharmaceuticals—3.6%

Angiotech Pharmaceutical, Sr. Sub. Notes, 144A (Canada)	B2	7.75	04/01/14	426	404,700
Athena Neurosciences Finance LLC, Gtd. Notes	B3	7.25	02/21/08	450	448,313
Biovail Corp., Sr. Sub. Notes (Canada)	B1	7.875	04/01/10	660	660,000
Elan Finance PLC, Sr. Notes (Ireland)	B3	7.75	11/15/11	240	233,700
Mylan Laboratories Inc., Gtd. Notes	Ba1	5.75	08/15/10	65	64,269
Mylan Laboratories Inc., Gtd. Notes	Ba1	6.375	08/15/15	315	305,156

					2,116,138
Real Estate Investment Trusts—0.1%

CB Richard Ellis Services, Inc., Sr. Notes	Ba3	9.75	05/15/10	42	44,835
Restaurants—0.7%

Real Mex Restaurants, Inc., Gtd. Notes	Ba3	10.25	04/01/10	420	441,000
Retailers—3.7%

Autonation, Inc. Co., Gtd. Notes, 144A	Ba2	7.00	04/15/14	95	94,763
Autonation, Inc. Co., Gtd. Notes, 144A	Ba2	7.507	04/15/13	345	349,313
Lazydays RV Center, Inc., Sr. Notes	B3	11.75	05/15/12	648	622,080
Movie Gallery, Inc., Sr. Unsec’d. Notes	Caa2	11.00	05/01/12	710	454,400
Rite Aid Corp., Gtd. Notes	B2	7.50	01/15/15	120	113,700
Rite Aid Corp., Sec’d. Notes	B2	8.125	05/01/10	555	556,387

					2,190,643
Supermarkets—0.7%

Pathmark Stores, Inc., Gtd. Notes	Caa1	8.75	02/01/12	445	430,538
Technology—5.7%

IKON Office Solutions, Inc., Sr. Notes	Ba3	7.75	09/15/15	405	416,137
MagnaChip Semiconductor SA, Sec’d. Notes	B1	6.875	12/15/11	50	40,000
MagnaChip Semiconductor SA, Sr. Sub. Notes	B3	8.00	12/15/14	845	513,337

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2006 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Technology (cont’d.)

Sensata Technologies BV, Sr. Notes, 144A (Netherlands)	B3	8.00%	05/01/14	$105	$102,113
Sungard Data Systems, Inc., Gtd. Notes	B3	9.125	08/15/13	825	853,875
Sungard Data Systems, Inc., Gtd. Notes	Caa1	10.25	08/15/15	340	350,200
Xerox Corp., Debs., MTN	Ba1	7.20	04/01/16	280	294,000
Xerox Corp., Gtd. Notes	Ba1	9.75	01/15/09	305	330,163
Xerox Corp., Sr. Notes	Ba1	7.625	06/15/13	475	498,750

					3,398,575
Tobacco—2.5%

Alliance One International, Gtd. Notes	B2	11.00	05/15/12	670	683,400
Reynolds American, Inc., Notes	Ba1	7.311	05/23/12	150	150,280
Reynolds American, Inc., Notes, 144A	Ba2	7.25	06/01/13	220	226,386
Reynolds American, Inc., Notes, 144A	Ba2	7.30	07/15/15	440	449,842

					1,509,908
Transportation—6.5%

American Airlines, Inc. Pass-Thru Certs.	Baa2	7.858	04/01/13	365	392,375
Avis Budget Car Rental, Sr. Notes, 144A	Ba3	7.625	05/15/14	310	300,700
Avis Budget Car Rental, Sr. Notes, 144A	Ba3	7.75	05/15/16	105	101,588
Avis Budget Car Rental, Sr. Notes, 144A	Ba3	7.905	05/15/14	310	303,800
Continental Airlines, Inc. Pass-Thru Certs.	Ba2	9.798	04/01/21	1,265	1,328,017
Delta Air Lines, Inc. Pass-Thru Certs. (d)	BB(c)	7.57	05/15/12	690	690,862
Hertz Corp., Sr. Notes, 144A	B1	8.875	01/01/14	405	424,237
Hertz Corp., Sr. Sub. Notes, 144A	B2	10.50	01/01/16	315	346,500

					3,888,079
Utilities—16.5%

AES Corp., Sec’d. Notes, 144A	Ba3	8.75	05/15/13	84	90,090
AES Corp., Sec’d. Notes, 144A	Ba3	9.00	05/15/15	491	529,052
AES Corp., Sr. Notes	B1	8.875	02/15/11	625	668,750
AES Corp., Sr. Notes	B1	9.375	09/15/10	35	37,800
AES Corp., Sr. Notes	B1	9.50	06/01/09	20	21,350
Aquila, Inc., Sr. Notes	B2	9.95	02/01/11	430	471,649
Aquila, Inc., Sr. Notes	B2	14.875	07/01/12	320	420,000
Avista Corp., Sr. Notes	Ba1	9.75	06/01/08	380	402,230
CMS Energy Corp., Sr. Notes	Ba3	8.50	04/15/11	120	129,600
Colorado Interstate Gas Co., Sr. Notes	Ba1	5.95	03/15/15	40	38,253
Edison Mission Energy, Sr. Notes, 144A	B1	7.50	06/15/13	440	444,400
El Paso Corp., Sr. Notes	B2	6.75	05/15/09	520	522,600
El Paso Corp., Sr. Notes	B2	7.00	05/15/11	330	332,063
El Paso Natural Gas Co., Debs.	Ba1	8.625	01/15/22	80	91,527
El Paso Production Holding Co., Gtd. Notes	B1	7.75	06/01/13	225	230,063

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2006 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Utilities (cont’d.)

Midwest Generation LLC, Sec’d. Notes	Ba2	8.75%	05/01/34	$364	$388,570
Mirant North America LLC, Sr. Notes	B2	7.375	12/31/13	240	240,300
NGC Corp., Debs.	Caa2	7.125	05/15/18	955	873,825
NRG Energy, Inc., Sr. Notes	B1	7.25	02/01/14	100	99,250
NRG Energy, Inc., Sr. Notes	B1	7.375	02/01/16	665	660,844
Reliant Energy, Inc., Sec’d. Notes	B2	6.75	12/15/14	760	722,950
Southern Natural Gas Co., Notes	Ba1	7.35	02/15/31	90	93,260
Tennessee Gas Pipeline Co., Bonds	Ba1	8.375	06/15/32	160	183,586
TXU Corp., Notes	Ba1	6.55	11/15/34	235	221,340
TXU Corp., Sr. Notes	Ba1	5.55	11/15/14	235	222,023
TXU Corp., Sr. Notes	Ba1	6.50	11/15/24	465	440,562
Williams Cos., Inc., Debs.	Ba2	7.50	01/15/31	205	202,438
Williams Cos., Inc., Notes	Ba2	7.125	09/01/11	765	784,125
Williams Cos., Inc., Notes	Ba2	7.75	06/15/31	15	15,000
Williams Cos., Inc., Notes	Ba2	7.875	09/01/21	70	73,150
Williams Cos., Inc., Notes	Ba2	8.125	03/15/12	130	138,775
Williams Cos., Inc., Sr. Notes	Ba2	7.625	07/15/19	70	72,800

					9,862,225
Wireless—4.9%

American Cellular Corp., Sr. Notes	B3	10.00	08/01/11	845	885,137
Centennial Cellular Operating Co., Gtd. Notes	B2	10.125	06/15/13	430	456,875
Centennial Communications Corp., Notes	B2	8.125	02/01/14	235	231,475
Dobson Cellular Systems, Sec’d. Notes	B1	8.375	11/01/11	230	238,913
Dobson Communications Corp., Sr. Notes	Caa2	9.318	10/15/12	230	234,600
Rogers Wireless, Inc., Sec’d. Notes (Canada)	Ba2	7.50	03/15/15	335	357,612
Rogers Wireless, Inc., Sec’d. Notes (Canada)	Ba2	9.625	05/01/11	450	508,500

					2,913,112
Wirelines—6.4%

Citizens Communications Co., Notes	Ba2	9.25	05/15/11	975	1,074,938
GCI, Inc., Sr. Notes	B1	7.25	02/15/14	350	337,750
Nordic Telephone Co. Holdings, Sr. Notes, 144A (Denmark)	B2	8.875	05/01/16	140	147,175
Qwest Corp., Sr. Notes, 144A	Ba2	7.50	10/01/14	1,145	1,182,212
US West Communications, Debs.	Ba2	6.875	09/15/33	260	237,250
Windstream Corp., Sr. Notes, 144A	Ba3	8.625	08/01/16	800	856,000

					3,835,325

Total corporate bonds (cost $81,838,594)					81,971,529
CONVERTIBLE BONDS—1.5%
Media—Cable
Charter Communications, Inc. (cost $868,818)	Ca	5.875	11/16/09	1,000	901,250

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2006 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

BANK NOTES—0.7%
Paper
Georgia-Pacific Corp., Notes	Ba2	7.39%	12/23/13	$99	$100,265
Georgia-Pacific Corp., Term Bond	Ba3	8.39	12/20/12	299	299,381

Total bank notes (cost $397,750)					399,646
COMMON STOCKS—0.1%				Shares
Consumer Products—0.1%

WKI Holding Co., Inc. (cost $1,380,433)(b)				6,031	48,248
WARRANTS				Units
Chemicals

Hercules, Inc., (cost $0)(b)				230	3,317

Total long-term investments (cost $84,485,595)					83,323,990
SHORT-TERM INVESTMENTS—1.5%				Principal Amount (000)
REPURCHASE AGREEMENTS—1.5%
BNP Paribas Tri-Party Mortgage, 5.37% dated 09/29/06, due 10/02/06 in the amount of $900,403 (cost $900,000; collateralized by $242,123 Federal National Mortgage Association Bonds 5.50%, due 01/01/34, value of collateral including interest is $245,902 and collateralized by $657,877 Federal National Mortgage Association Bonds 5.50%, due 08/01/19, value of collateral including interest is $668,181)				$900	900,000

Total short-term investments (cost $900,000)					900,000
Total Investments(e)—141.2%
(cost $85,385,595; Note 4)					84,223,990
Liabilities in Excess of Other Assets—(41.2)%					(24,589,900)

Net Assets—100.0%					$59,634,090

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
MTN	Medium Term Note
NR	Not Rated by Moodys or Standard & Poor’s
(a)	The rate shown reflects the coupon rate after the step date.
(b)	Non-income producing security.
(c)	Standard & Poor’s rating.
(d)	Represents issuer in default on interest payments. Non-income producing security.
(e)	As of September 30, 2006, 1 security representing $3,317 and 0.0% of the total market value was fair valued in accordance with the policies adopted by the Board of Directors.

See Notes to Financial Statements.

Portfolio of Investments as of September 30, 2006 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

The industry classification of long-term portfolio holdings, and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2006 was as follows:

Industry
Utilities	16.5%
Media-Cable	12.5
Automotive	10.5
Healthcare	9.6
Gaming	8.9
Media-Non Cable	8.6
Construction Machinery	6.8
Transportation	6.5
Wirelines	6.4
Energy	6.0
Technology	5.7
Wireless	4.9
Metals	3.7
Retailers	3.7
Pharmaceuticals	3.6
Chemicals	3.0
Paper	3.0
Tobacco	2.5
Packaging	2.4
Aerospace/Defense	2.3
Financial Institutions	2.2
Industrial Other	2.2
Entertainment & Leisure	1.5
Repurchase Agreements	1.5
Consumer Cyclical—Services	1.3
Food & Beverage	1.1
Home Construction	0.9
Building Materials	0.8
Restaurants	0.7
Supermarkets	0.7
Diversified Manufacturing	0.5
Lodging	0.5
Consumer Products	0.1
Real Estate Investment Trusts	0.1

141.2
Liabilities in excess of other assets	(41.2)

100.0%

See Notes to Financial Statements.

Statement of Assets and Liabilities (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Assets	September 30, 2006

Investments, at value (cost $85,385,595)	$84,223,990
Cash	58,539
Interest receivable	1,952,257
Receivable for investments sold	1,741,427
Prepaid expenses	38,124

Total assets	88,014,337

Liabilities
Loan payable (Note 5)	26,000,000
Payable for investments purchased	1,511,885
Dividends payable (Note 7)	402,206
Accrued expenses	330,273
Loan interest payable	71,198
Investment advisory fee payable	24,449
Deferred directors’ fee payable	30,456
Administration fee payable	9,780

Total liabilities	28,380,247

Net Assets	$59,634,090

Net assets were comprised of:
Common stock, at par	$160,882
Paid-in capital in excess of par	129,953,283

130,114,165
Overdistribution of net investment income	(607,895)
Accumulated net realized loss on investments	(68,710,575)
Net unrealized depreciation on investments	(1,161,605)

Net assets, September 30, 2006	$59,634,090

Net asset value per share ($59,634,090 ÷ 16,088,240)	$3.71

See Notes to Financial Statements.

THE HIGH YIELD PLUS FUND, INC.

Statement of Operations (Unaudited)

Six Months Ended September 30, 2006

Income
Interest	$3,591,707

Total income	3,591,707

Expenses
Investment advisory fee	148,971
Administration fee	59,589
Loan interest expense (Note 5)	824,911
Custodian’s fees and expenses	50,000
Legal fees and expenses	40,000
Reports to shareholders	22,000
Transfer agent’s fees and expenses	16,000
Registration fees	12,000
Audit fee	11,000
Directors’ fees and expenses	5,000
Miscellaneous	32,351

Total expenses	1,221,822

Net Investment Income	2,369,885

Realized and Unrealized Gain (Loss) on Investments
Investment transactions	363,405
Net change in unrealized depreciation on investments	(779,719)

Net Loss on Investments	416,314

Net Increase in Net Assets Resulting from Operations	$1,953,571

THE HIGH YIELD PLUS FUND, INC.

Statement of Cash Flows (Unaudited)

Increase (Decrease) in Cash	Six Months Ended September 30, 2006

Cash flows from operating activities:
Interest received	$3,660,425
Operating expenses paid	(356,505)
Loan interest and commitment fee paid	(771,366)
Purchases of long-term portfolio investments	(21,110,572)
Proceeds from sale of long-term portfolio investments	21,664,402
Net proceeds from sale of short-term portfolio investments	900,000
Decrease in other assets	2,152

Net cash provided by operating activities	3,988,536

Cash flows from financing activities:
Decrease in loan payable	(1,500,000)
Cash dividends paid	(2,533,898)

Net cash used for financing activities	(4,033,898)

Net decrease in cash	(45,362)
Cash at beginning of period	103,901

Cash at end of period	$58,539

Reconciliation of Net Increase in Net Assets to Net Cash Provided By Operating Activities
Net increase in net assets resulting from operations	$1,953,571

Decrease in investments	2,181,579
Net realized gain on investment transactions	(363,405)
Net increase in unrealized depreciation on investments	779,719
Increase in receivable for investments sold	(1,741,427)
Increase in interest receivable	(39,596)
Decrease in other assets	2,152
Increase in payable for investments purchased	1,121,992
Increase in accrued expenses and other liabilities	93,951

Total adjustments	2,034,965

Net cash flows provided by operating activities	$3,988,536

See Notes to Financial Statements.

THE HIGH YIELD PLUS FUND, INC.

Statement of Changes in Net Assets (Unaudited)

Increase (decrease) in Net Assets	Six Months Ended September 30, 2006	Year Ended March 31, 2006

Operations

Net investment income	$2,369,885	$5,237,005

Net realized gain on investments	363,405	504,562

Net change in unrealized appreciation (depreciation) on investments	(779,719)	(1,745,717)

Net increase in net assets resulting from operations	1,953,571	3,995,850

Dividends from net investment income (Note 1)	(2,493,677)	(5,787,993)

Value of Fund shares issued to shareholders in reinvestment of dividends (Note 6)	—	229,344

Total decrease	(540,106)	(1,562,799)

Net Assets

Beginning of period	60,174,196	61,736,995

End of period	$59,634,090	$60,174,196

THE HIGH YIELD PLUS FUND, INC.

Notes to Financial Statements (Unaudited)

The High Yield Plus Fund, Inc. (the “Fund”), was organized in Maryland on February 3, 1998, as a diversified closed-end management investment company. The Fund’s primary objective is to provide a high level of current income to shareholders. The Fund seeks to achieve this objective through investment of at least 80% of its investable assets in publicly or privately offered high yield debt securities rated in the medium to lower categories by recognized rating services or non-rated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation:  Securities for which market quotations are readily available—including securities listed on national securities exchanges and those traded over-the-counter are valued at the last quoted sale price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by the principal market makers. Securities for which market quotations are not readily available or for which the pricing agent or market valuation or methodology, or provides a valuation or methodology that, in the judgment of the adviser does not represent fair value, are valued by a Valuation Committee appointed by the Board of Directors, in consultation with the adviser. When determining the fair value of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessments of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business, the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value. As of September 30, 2006, there was one security whose value was adjusted in accordance with procedures approved by the Board of Directors.

Notes to Financial Statements (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Short-term securities, which mature in more than 60 days are valued at current quotations. Short-term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Repurchase Agreements:  In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated sub-custodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the fund may be delayed or limited.

Foreign Currency Translation:  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities—at the current daily rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Cash Flow Information:  The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts and premiums on debt obligations.

Securities Transactions and Net Investment Income:  Security transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; Interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Dividends and Distributions:  The Fund expects to pay dividends of net investment income monthly and distribution of net realized capital and currency gain, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Federal Income Taxes:  It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates:  The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has agreements with, among others, Wellington Management Company, LLP (the “Investment Advisor”) and Prudential Investments LLC (the “Administrator”). The Investment Advisor makes investment

Notes to Financial Statements (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.

The investment advisory agreement provides for the Investment Advisor to receive a fee, computed weekly and payable monthly at an annual rate of 0.50% of the Fund’s average weekly net assets. The administration agreement provides for the Administrator to receive a fee, computed weekly and payable monthly at an annual rate of 0.20% of the Fund’s average weekly net assets.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the six months ended September 30, 2006, aggregated $22,232,564 and $23,405,829, respectively.

Note 4. Tax Information

The Fund had a capital loss carryforward as of March 31, 2006, of approximately $68,361,000 of which $6,502,000 expires in 2008, $8,395,000 expires in 2009, $24,698,000 expires in 2010, $26,140,000 expires in 2011, and $2,626,000 expires in 2012. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund utilized approximately $235,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended March 31, 2006.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2006 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation (Depreciation)
$85,385,595	$1,557,630	$(2,719,235)	$(1,161,605)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and differences in the treatment of premium amortization for book and tax purposes.

Note 5. Borrowings

The Fund has a credit agreement with an unaffiliated lender. The maximum commitment under this agreement is $35,000,000. Interest on any such borrowings is based on market rates and is payable quarterly and at maturity. The Fund may utilize these borrowings (leverage) in order to increase the potential for gain on amounts invested. There can be no guarantee that these gains will be realized. There are increased risks associated with the use of leverage. The average daily balance outstanding during the six months ended September 30, 2006 was $27,229,508 at a weighted average interest rate of 5.96%. The maximum face amount of borrowings outstanding at any month-end during the six months ended September 30, 2006 was $27,500,000. The current borrowings of $26,000,000 (at a weighted average interest rate of 6.11%) will mature between October 30, 2006 and January 29, 2007.

The Fund pays commitment fees at an annual rate of .09 of 1% on any unused portion of the credit facility. Commitment fees are included in “Loan Interest” as reported on the Statement of Operations.

Note 6. Capital

There are 100 million shares of common stock authorized at $.01 par value per share. During the six months ended September 30, 2006 and the year ended March 31, 2006 the Fund issued 0 and 59,413 shares in connection with reinvestment of dividends, respectively.

Note 7. Dividends

On September 12, 2006, the Board of Directors of the Fund declared dividends of $0.025 per share payable on October 13, 2006, November 10, 2006 and December 8, 2006, to stockholders of record on September 29, 2006, October 31, 2006 and November 30, 2006 respectively.

Note 8. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and interim periods within those fiscal years and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

Notes to Financial Statements (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Supplemental Proxy Information (Unaudited)

The annual meeting of shareholders of the Fund was held on August 30, 2006 at the offices of Prudential Investments LLC, 100 Mulberry Street, Newark, New Jersey. The meeting was held for the following purpose:

(1)	To elect the following directors to serve as follows:
	Directors	Class	Term	Expiring
	Linda W. Bynoe	III	3 years	2009
	Stephen G. Stoneburn	III	3 years	2009
	Clay T. Whitehead	III	3 years	2009

Directors whose term of office continued beyond this meeting are David E.A. Carson, Richard A. Redeker, Judy A. Rice, Robert E. La Blanc, Douglas H. McCorkindale, Robin B. Smith and Robert F. Gunia.

The results of the proxy solicitation on the above matter were as follows:

	Directors	Votes for	Votes against	Votes withheld	Abstentions
(1)	Linda W. Bynoe	13,294,839	—	470,653	—
	Stephen G. Stoneburn	13,304,874	—	460,618	—
	Clay T. Whitehead	13,302,617	—	462,875	—

Financial Highlights (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

	Six Months Ended September 30, 2006		Year Ended March 31,
			2006	2005	2004	2003	2002
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$3.74		$3.85	$4.02	$3.48	$3.92	$5.02

Income From investment operations
Net investment income	.15		.33	.39	.44	.42	.62
Net realized and unrealized gain (loss) on investments	(.02)		(.08)	(.14)	.52	(.45)	(1.00)

Total from investment operations	.13		.25	.25	.96	(.03)	(.38)

Less dividends and distributions
Dividends from net investment income	(.16)		(.36)	(.42)	(.42)	(.41)	(.72)

Total dividends and distributions	(.16)		(.36)	(.42)	(.42)	(.41)	(.72)

Net asset value, end of period(a)	$3.71		$3.74	$3.85	$4.02	$3.48	$3.92

Market price per share, end of period(a)	$3.40		$3.49	$4.10	$4.30	$3.63	$4.38

TOTAL INVESTMENT RETURN(b):	2.14%		(5.86)%	5.24%	31.45%	(6.41)%	(19.20)%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)	$59,634		$60,174	$61,737	$63,885	$54,810	$61,339
Average net assets (000 omitted)	$59,426		$61,123	$63,774	$61,020	$53,407	$67,722
Ratio to average net assets:
Total expenses (including loan interest)(c)	4.10	%(d)	3.56%	2.67%	2.42%	2.72%	3.19%
Net investment income	7.95	%(d)	9.03%	9.80%	11.34%	11.82%	14.15%
Portfolio turnover rate	26	%(e)	41%	56%	53%	87%	76%
Total debt outstanding at end of period (000 omitted)	$26,000		$27,500	$28,500	$28,000	$21,000	$22,000
Net asset coverage per $1,000 of debt outstanding	$3,294		$3,188	$3,166	$3,282	$3,610	$3,788

(a)	NAV and market value are published in The Wall Street Journal each Monday.
(b)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total returns for periods less than one year are not annualized.
(c)	The annualized expense ratio without loan interest would have been 1.33% for the six months ended September 30, 2006 and 1.43%, 1.54%, 1.52%, 1.53% and 1.33% for the fiscal years ended March 31, 2006, 2005, 2004, 2003 and 2002, respectively.
(d)	Annualized.
(e)	Not Annualized.

Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information is has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

See Notes to Financial Statements.

Other Information (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (“Shares”) pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

Equiserve Trust Company, N.A. (the “Plan Agent”) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of Shares on the valuation date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, EquiServe Trust Company, N.A., c/o Computershare Shareholder Services, P.O. Box 43011, Providence, RI 02940-3011.

Proxy Voting Policies and Procedures. The Fund votes proxies related to the portfolio’s securities according to a set of policies and procedures approved by the Fund’s board. A description of the policies and procedures may be obtained, without charge, by calling (800) 451-6788 or by visiting the SEC’s website at www.sec.gov.

Availability Of Quarterly Portfolio Schedule. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330).

Certifications. The required annual certification for the previous year was submitted to the NYSE. The Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

The High Yield Plus Fund, Inc.

Approval of Advisory Agreements

The Board of Directors (the “Board”) of The High Yield Plus Fund, Inc. (the “Fund”) oversees the management of the Fund, and, as required by law, determines annually whether to renew the Fund’s investment advisory agreement with Wellington Management Company, LLP (“Wellington”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of Wellington, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor that was dispositive and each Director attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by Wellington throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Directors determined that the overall arrangements between the Fund and Wellington, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Fund by Wellington. The Board considered the services provided by Wellington, including but not limited to the provision of investment advisory services the Fund, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of the Wellington portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to Wellington’s organizational structure, senior management, investment operations, and other relevant information pertaining to Wellington. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to Wellington.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by Wellington, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by Wellington under the investment advisory agreement.

Performance of The Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the fourth quartile during the first quarter of 2006, performance that was in the second quartile over a one-year period, performance that was in the third quartile over three-year and five-year periods, and performance that was in the fourth quartile over a ten-year period ending December 31 in relation to the group of comparable funds in a Peer Universe.

The Board expressed the view that the Fund’s short-term performance had improved, as evidenced by the Fund’s placement in the second quartile over the one-year time period. The Board concluded that although the Fund’s short-term performance was satisfactory, the Fund’s long-term performance continued to be of concern. Accordingly, the Board determined that it would continue to evaluate the Fund’s progress in improving long-term performance.

Fees and Expenses

The Board considered the advisory fee for the Fund as compared to the advisory fee charged by Wellington to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s advisory fee of 0.50%, plus its administration fee of 0.20% (paid to Prudential Investments LLC) ranked in the second quartile in its Peer Group. The Board concluded that the advisory fee was reasonable.

Costs of Services and Profits Realized by Wellington

The Board was provided with certain financial information with respect to Wellington, including a pro forma income statement furnished by Wellington which identified the revenues generated for Wellington by the Fund. However, because Wellington does not maintain financial records which detail profitability on a fund level, the Board was unable to directly consider Wellington’s profitability. The Board recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of Wellington in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether Wellington realizes economies of scale as the Fund’s assets grow beyond current levels. In light of the Fund’s current size and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to Wellington

The Board considered potential ancillary benefits that might be received by Wellington and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by Wellington included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by Wellington were consistent with the types of benefits generally derived by investment advisers to mutual funds.

Item 2 – Code of Ethics – Not required, as this is not an annual filing.

Item 3 – Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4 – Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5– Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Not required, as this is not an annual filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The High Yield Plus Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary
Date November 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date November 27, 2006

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Chief Financial Officer

Date November 27, 2006

*	Print the name and title of each signing officer under his or her signature.